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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


                                            For the Distribution Date                                                       08/15/00

                                            For the Monthly Period                                                                50




Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1,
1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the
Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the
Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class
A Certificates and Series 1996-3 Class B Certificates during the previous month.
The information which is required to be prepared with respect to the
Distribution Date and with respect to the performance of the Trust during the
month (the Monthly Period) is set forth below. Certain of the information is                                                08/15/00
presented on the basis of an original principal amount of $1,000 per Series                                          July      ,2000
1996-3 Investor Certificate (a Certificate). Certain other information is                                                         50
presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the
Agreement.


I.       INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND
         CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
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                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

         CERTIFICATE PRINCIPAL AMOUNT)

         A)       The total amount of the distribution to Series 1996-3 Certificateholders on                               08/15/00
                  per $1,000 original certificate principal amount
                  (1)      Class A Certificateholders                                                                       5.866667
                  (2)      Class B Certificateholders                                                                       6.008333

         B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

                  (1)      Class A Certificateholders                                                                       0.000000
                  (2)      Class B Certificateholders                                                                       0.000000

         C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

                  (1)      Class A Certificateholders                                                                       5.866667
                  (2)      Class B Certificateholders                                                                       6.008333









                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

II.      INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         A)       Collections
                  (1)      The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3 Certificates was
                           equal to                                                                                   150,319,612.00
                  (2)      The Payment Rate with respect to the preceding Monthly
                           Period was equal to                                                                               13.30 %
                           The monthly payment rate for the 2nd preceding Monthly                                                 49
                           Period was equal to                                                                               13.61 %
                           The monthly payment rate for the 3rd preceding Monthly                                                 48
                           Period was equal to                                                                               13.92 %
                  (3)a.    The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
                           were allocated in respect of the Series 1996-3 Certificates                                133,452,050.63
                  (3)b.    The aggregate amount of Investor Defaults treated as
                           Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(l)          4,783,212.58
                  (4)      The aggregate amount of Collections of Finance Charge
                           Receivables processed with respect to the preceding Monthly
                           Period which were allocated in respect of the Series 1996-3 Certificates                    16,867,561.37

         B)       Deficit Controlled Amortization Amount                                                                        0.00

         C)       Principal Receivables in the Trust and Allocation Percentages
                  (1)      The aggregate amount of Principal Receivables in the Trust as of the end of the preceding  Monthly Period (represented by the Seller Interest, the Investor Interest of Series 1996-3,
                           and the Investor Interest of all other outstanding Series)                               2,770,034,852.95
                  (2)      The Investor Interest as of the last day of the preceding Monthly Period
                           (a)      Investor Interest                                                               1,069,519,786.10
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                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

                           (b)      Class A Investor Interest                                                         957,220,000.00
                           (c)      Class B Investor Interest                                                          42,780,000.00
                           (d)      Collateral Interest                                                                69,519,786.10
                  (3)      The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
                           set forth in paragraph C(1) above                                                               38.6103 %
                  (4)      The Class A Investor Interest set forth in paragraph C(2)(b)
                           above as a percentage of the aggregate amount of Principal
                           Receivables set forth in paragraph C(1) above                                                   34.5562 %
                  (5)      The Class B Investor Interest set forth in paragraph C(2)(c)
                           above as a percentage of the aggregate amount of Principal
                           Receivables set forth in paragraph C(1) above                                                    1.5444 %
                  (6)      The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                           set forth in paragraph C(1) above                                                                2.5097 %
                  (7)      The Class A Floating Percentage                                                                 89.5000 %
                  (8)      The Class B Floating Percentage                                                                  3.9999 %
                  (9)      The Class B Principal Percentage                                                                 3.9999 %
                  (10)     The Collateral Floating Percentage                                                               6.5001 %
                  (11)     The Collateral Principal Percentage                                                              6.5001 %
                  (12)     The Floating Allocation Percentage                                                              38.0487 %
                  (13)     The Principal Allocation Percentage                                                             38.0487 %

         D)       Portfolio Yield and Base Rate
                  (1)      The annualized Portfolio Yield for the preceding Monthly Period
                           was equal to                                                                                      18.96 %
                           The annualized portfolio yield for the 2nd preceding Monthly                                           49
                           Period was equal to                                                                               18.96 %
                           The annualized portfolio yield for the 3rd preceding Monthly                                           48
                           Period was equal to                                                                               19.80 %
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                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

                           The three month average Portfolio Yield was equal to                                              19.24 %
                  (2)      Base Rate for the preceding Monthly Period was equal to                                            9.20 %
                           The Base Rate for the 2nd preceding Monthly                                                            49
                           Period was equal to                                                                                9.20 %
                           The Base Rate for the 3rd preceding Monthly                                                            48
                           Period was equal to                                                                                9.19 %

         E)       Delinquent Balances
                  The aggregate amount of outstanding
                  balances in the Accounts which were
                  delinquent as of the end of the last day of the preceding Monthly Period:

                  Up to 29 Days
                  Aggregate Account Balance                                                                           126,418,991.13
                  As a Percentage of Receiveables                                                                             4.36 %

                  (2) 30 - 59 Days
                  Aggregate Account Balance                                                                            36,922,945.28
                  As a Percentage of Receiveables                                                                             1.27 %

                  (3) 60 - 89 Days
                  Aggregate Account Balance                                                                            25,249,426.48
                  As a Percentage of Receiveables                                                                             0.87 %

                  (4) 90 or More Days
                  Aggregate Account Balance                                                                            50,270,804.21
                  As a Percentage of Receiveables                                                                             1.73 %

                  Total
                  Aggregate Account Balance                                                                           238,862,167.10
                  As a Percentage of Receiveables                                                                             8.23 %

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

         F)       Investor Default Amount
                  (1)      The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding
                           Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the Series
                           1996-3 Aggregate Investor Default Amount)                                                    4,783,212.58
                  (2)      The portion of the series 1996-3 Aggregate Investor Default Amount allocable
                           to the Class A Investor Interest (the Class A Investor Default Amount)                       4,280,974.33
                  (3)      The portion of the Series 1996-3 Aggregate Investor Default Amount
                           allocable to the Class B Investor Interest (the Class B Investor Default
                           Amount)                                                                                        191,324.96
                  (4)      The portion of the Series 1996-3 Aggregate Investor Default Amount
                           allocable to the Collateral Investor Interest (the Collateral
                           Investor Default Amount)                                                                       310,913.29
                  (5)      The annualized investor default percentage (Series 1996-3 Aggregate
                           Investor Default Amount/Investor Interest) x 12 for the preceding
                           Monthly Period was equal to                                                                        5.37 %
                           The annualized investor default % for (the 2nd preceding Monthly Period), the                          49
                           Monthly Period, was equal to                                                                       5.20 %
                           The annualized investor default % for (the 3rd preceding Monthly Period), the                          48
                           Monthly Period, was equal to                                                                       5.62 %

         G)       Investor Charge Offs
                  (1)      The aggregate amount of Class A Investor Charge-Offs for the preceding
                           Monthly Period                                                                                       0.00
                  (2)      The aggregate amount of Class A Investor Charge Off per $1,000 original Certificate
                           Principal Amount                                                                                     0.00
                  (3)      The aggregate amount of Class A Investor Charge-Offs reimbursed on the

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

                           Transfer Date immediately preceding the Distribution Date                                           0.00
                  (4)      The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                           G(2) above, per $1,000 original Class A Certificate principal amount                                0.00
                  (5)      The aggregate amount of Class B Investor Charge-Offs for such
                           Monthly Period                                                                                      0.00
                  (6)      The aggregate amount of Class B Investor Charge Off per $1,000 original Certificate
                           Principal Amount                                                                                    0.00
                  (7)      The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                           Transfer Date immediately preceding such Distribution Date                                          0.00
                  (8)      The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                           G(6) above, per $1,000 original Class B Certificate principal amount                                0.00
                  (9)      The aggregate amount of Investor Charge-Offs                                                        0.00
                  (10)     The aggregate Investor Charge Off per $1,000 Original Certificate
                           Principal Amount                                                                                    0.00
                  (11)     The aggregate amount of reimbursed Investor Charge-Offs                                             0.00
                  (12)     The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                           G(9) above, per $1,000 original Investor principal amount                                           0.00

         H)       Shared Excess Finance Charge Collection
                  The aggregate amount of shared Excess Finance Charge Collections during the preceding
                  Monthly Period which were allocated to the Series 1996-3 Certificates                                        0.00

         I)       Shared Principal Collections
                  The aggregate amount of Shared Principal Collections during the preceding Monthly Period
                  allocated to the Series 1996-3 Certificates                                                                  0.00

         J)       Reallocated Principal Collections
                  (1)      Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class
                           A Required Amount for any Monthly Period                                                            0.00
                  (2)      Collections of Principal Receivables allocable to Collateral Interest

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000

                           paid with respect to Class B Certificates to make up deficiencies
                           in Class B Required Amount                                                                           0.00

         K)       Monthly Investor Servicing Fee
                  (1)      The amount of the Monthly Investor Servicing Fee payable by
                           the Trust to the Servicer for the preceding Monthly Period                                   1,916,222.95
                  (2)      The amount of the Class A Monthly Servicing Fee payable by
                           the Trust for the preceding Monthly Period                                                   1,715,019.17
                  (3)      The amount of the Class B Monthly Servicing Fee payable by
                           the Trust to the Servicer for the preceding Monthly Period                                      76,647.50
                  (4)      The amount of the Collateral Monthly Servicing Fee payable by
                           the Trust to the Servicer for the preceding Monthly Period                                     124,556.28

         L)       Collateral Interest
                  (1)      The Available Collateral Interest, as of the close of Transfer Date
                           for the preceding Monthly Period was equal to                                               69,519,786.10

         M)       Required Collateral Interest
                  (1)      The Required Collateral interest as of the Transfer Date for the
                           preceding Monthly Period was equal to                                                       69,519,786.10


III.     THE POOL FACTOR

         A)       The Pool Factor for the Record Date for the distribution to be made on the
                  Distribution date(which represents the ratio of the amount of the Investor
                  Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
                  to the Initial Investor Interest). The amount of a Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original
                  denomination of the Certificateholders Certificate by the Pool Factor.                                  1.00000000

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                 August 15 2000


                                     THE CHASE MANHATTAN BANK USA, N.A.
                                     Servicer

                                     By:
                                        ---------------------------
                                     Name:          Patricia Garvey
                                     Title:          Vice President











                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION